Exhibit 10.1
JOINDER AGREEMENT TO
MASTER RECEIVABLE PURCHASE AGREEMENT

THIS JOINDER AGREEMENT, dated as of March 28, 2023, (this “Joinder Agreement”) among Apergy ESP Systems, LLC, the Person to be joined hereby as a Seller and Servicer under the Purchase Agreement (as defined below) (the “New Seller”), each Seller and Servicer party to the Purchase Agreement as of the date hereof (collectively, the “Existing Sellers”), and JPMorgan Chase Bank, N.A. (the “Purchaser”).
BACKGROUND
1.    The Existing Sellers and the Purchaser have entered into that certain Master Receivables Purchase Agreement, dated as of June 28, 2022 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).
2.    The New Seller desires to become a party to the Purchase Agreement as a Seller and a Servicer pursuant to Section 1(g) thereof.
3.    The parties would like to make certain amendments to Schedule 1 (Account Debtor Information of the RPA.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Capitalized terms used in this Joinder Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.
SECTION 2. Purchase Agreement. The New Seller hereby joins the Purchase Agreement pursuant to Section 1(g) thereof for the purpose of becoming a Seller and a Servicer thereunder and agrees to be bound by all terms and conditions of the Purchase Agreement as and with respect to itself and the Receivables sold by it to the Purchaser. The New Seller hereby acknowledges that it has received a copy of the Purchase Agreement, each other Transaction Document and all related agreements.
SECTION 3. Amendment to Schedule I. Schedule I (Account Debtor Information) of the RPA is hereby deleted in its entirety and replaced with a new Schedule I in the form of Exhibit A attached to this Joinder Agreement.
SECTION 4. Miscellaneous.
(a)    The New Seller’s chief executive office, principal place of business and the office where it keeps its records concerning the Purchased Receivables is 2445 Technology Forest Boulevard, Building 4, 12th Floor, The Woodlands, TX 77381. The New Seller’s jurisdiction of organization is Oklahoma. The Collection Account(s) and Seller’s Account(s) for the New Seller for purposes of Schedule II to the Purchase Agreement and its notice information for purposes of Schedule III to the Purchase Agreement are as follows:

List Account(s):
[on file with Purchaser]

Notice Information:
c/o ChampionX Corporation
Attention: General Counsel
2445 Technology Forest Boulevard
Building 4, 12th Floor
The Woodlands, TX 77381
general.counsel@championx.com

(b)    This Joinder Agreement shall be governed by the laws of the State of New York, without giving effect to conflict of law principles that would require the application of the law of any other jurisdiction.
(c)    This Joinder Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.
(d)    This Joinder Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.
(e)    By signing in the space provided for it below, ChampionX Corporation, in its capacity as guarantor under the Performance Undertaking, hereby confirms, acknowledges and agrees that the New Seller shall be a “Guaranteed Entity” and covered by all of the terms and guarantees of the Performance Undertaking provided by ChampionX Corporation.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed by its duly authorized officer as of the date and year first above written.

APERGY ESP SYSTEMS, LLC,
as a Seller and Servicer

By:__/s/ Daniel T. Erdman__________________
Name:    Daniel T. Erdman
Title:    Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., as Purchaser

By:___/s/ Jason Benson________________
Name:    Jason Benson
Title:    Executive Director

CONFIRMED AND AGREED:

CHAMPIONX LLC,
as an Existing Seller

By:___/s/ Daniel T. Erdman__________
Name:    Daniel T. Erdman
Title:    Vice President and Treasurer

US SYNTHETIC CORPORATION,
as an Existing Seller

By:__/s/ Curtis Stucki_______________
Name:    Curtis Stucki
Title:    Vice President, Chief Financial Officer and Treasurer

CHAMPIONX CORPORATION, as Guarantor

By:__/s/ Daniel T. Erdman____________
Name:    Daniel T. Erdman
Title:    Vice President and Treasurer

Exhibit A

Schedule I

Account Debtor Information

[on file with Purchaser]